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                                                                   Exhibit 10.14

                              INTERDEBTOR AGREEMENT

                        THIS INTERDEBTOR AGREEMENT (this "Agreement") is entered into as of this ___ day of March 2002, by and between ICN Pharmaceuticals, Inc., a Delaware corporation ("ICN"), and its wholly-owned subsidiary, Ribapharm Inc. ("Ribapharm").

                                    RECITALS

                        WHEREAS, Pursuant to an Offering Memorandum dated July 13, 2001, ICN sold in a private placement, $400,000,000 aggregate principal amount (and an additional $125,000,000 aggregate principal amount to cover over-allotments) of 6 1/2% Convertible Subordinated Notes due 2008 (the "Notes");

                        WHEREAS, the Notes were issued and sold pursuant to the Purchase Agreement (the "Purchase Agreement"), dated as of July 13, 2001, among ICN, Ribapharm, and UBS Warburg LLC (the "Initial Purchaser"), the Indenture (the "Indenture"), dated as of July 18, 2001, among ICN, Ribapharm and The Bank of New York, as trustee, and the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of July 18, 2001 among ICN, Ribapharm, and the Initial Purchaser;

                        WHEREAS, Ribapharm has filed a registration statement to effect the Ribapharm IPO (as defined in the Indenture);

                        WHEREAS, ICN intends to distribute its remaining interest in Ribapharm in the Ribapharm Spin-Off (as defined in the Indenture);

                        WHEREAS, ICN and Ribapharm entered into a letter agreement, dated July 18, 2001 (the "Letter Agreement") to clarify their relationship with respect to certain provisions of the Notes; and

                        WHEREAS, each of ICN and Ribapharm believe that it is in their best interest and in the best interest of their respective stockholders to amend and restate the Letter Agreement in its entirety as set forth herein.

                        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                        1. Primary Obligor. While upon the earlier of a Ribapharm IPO or a Ribapharm Spin-Off, Ribapharm will become a joint and several obligor of the Notes, as between ICN and Ribapharm, ICN and Ribapharm agree that ICN shall be responsible for all payments of principal, premium, if any, interest and any other payments under the Notes, including Ribapharm's obligation to make an offer to repurchase the Notes upon a Change in Control of Ribapharm or ICN. In the event Ribapharm makes any such payments under the Notes for any reason, ICN shall promptly reimburse Ribapharm for these payments.
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Notwithstanding the foregoing, Ribapharm shall be responsible for the payment of liquidated damages pursuant to Section 5 of the Registration Rights Agreement caused by Ribapharm's failure to comply with its obligations to file and maintain an effective Registration Statement.

                        2. Amendments. This Agreement may not be amended or modified in any respect except by a written agreement signed by both of the parties hereto and in accordance with the following:

                           a. This Agreement may be amended or modified on behalf of ICN by a written instrument signed by an authorized officer of ICN.

                           b. (i) Any amendment or modification to this Agreement that does not adversely affect the rights of Ribapharm may be made by a written instrument signed by an authorized officer of Ribapharm; and

                                    (ii) any other amendment or modification of this Agreement may be made by a written instrument signed by an authorized officer of Ribapharm only after such amendment or modification has been approved by the affirmative vote of at least a majority of the then outstanding shares of common stock of Ribapharm, par value $0.01 per share ("Ribapharm Common Stock"), excluding any shares of Ribapharm Common Stock then beneficially owned by ICN.

                        3. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                        4. Successors and Assigns. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of either party with another person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party.

                        5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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                        6. Headings. The paragraph headings used in this
Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

                        7. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in (or by reference in) the Purchase Agreement, Indenture and Registration Rights Agreement, as applicable.

                        6. Entire Agreement. This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter, including, without limitation, the Letter Agreement.

                        7. Notices. All notices, requests and demands to or upon the parties to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                        If to ICN:
                                             ICN Pharmaceuticals, Inc.
                                             3300 Hyland Avenue
                                             Costa Mesa, CA  92626
                                             Attention:  General Counsel
                                             Telecopy:  (714) 641-7206
                                             Telephone:  (714) 545-0100
                        If to Ribapharm:
                                             Ribapharm Inc.
                                             3300 Hyland Avenue
                                             Costa Mesa, CA  92626
                                             Attention:  General Counsel
                                             Telecopy:  (714) 641 7233
                                             Telephone:  (714) 545-0100


                        The parties hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                        6. CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS


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PRINCIPLES THEREOF) AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY,
CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES.

                        7. WAIVER OF TRIAL BY JURY. ICN AND RIBAPHARM HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF ICN AND RIBAPHARM ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF ICN AND RIBAPHARM WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                        8. EFFECTIVENESS. THIS AGREEMENT SHALL BECOME EFFECTIVE UPON THE TIME OF PURCHASE OF THE FIRM SHARES, AS DEFINED IN THE UNDERWRITING AGREEMENT, BY AND AMONG ICN, RIBAPHARM AND THE UNDERWRITERS NAMED THEREIN, DATED ______ 2002, RELATING TO THE INITIAL PUBLIC OFFERING BY RIBAPHARM.

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                        IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their respective officers as of the date first written above.



                                             ICN PHARMACEUTICALS, INC.

                                             By: ______________________________
                                                     Name:
                                                     Title:



                                             RIBAPHARM ICN.

                                             By: ______________________________
                                                     Name:
                                                     Title:


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